                                                                  EXHIBIT 10.31

                                    AMENDMENT

                                       TO

                        INTERCONNECTION AGREEMENT BETWEEN
                               CYBERNET GROUP AND

                       BELLSOUTH TELECOMMUNICATIONS, INC.

         Pursuant to this Agreement (the "Amendment"), Cybernet Group and BellSouth Telecommunications, Inc. ("BellSouth") hereinafter referred to collectively as the "Parties" hereby agree to amend that certain Interconnection Agreement between the Parties dated 4/15, 1997 ("Interconnection Agreement").

         NOW THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Cybernet Group and BellSouth hereby covenant and agree as follows:

         1. The Parties agree that BellSouth will, upon request, provide and Cybernet Group will accept and pay for (1) loops, (2) loop cross-connections and
(3) loop channelization in accordance with the schedule of prices set forth in Attachment C-2 to this Amendment which is incorporated herein by reference, in and for the states reflected on Attachment C-2.

         2. The Parties agree that the prices reflected herein shall be "trued-up" (up or down) based on final prices either determined by further agreement or by final order (including any appeals) of the relevant public service commission or other body having jurisdiction over the subject matter of this Amendment, which final order meets the criteria contained in paragraph 4 hereof. The "true-up" will consist of comparing the actual volumes and demand for each item, together with the price associated with such item by this Amendment, with the final prices determined for each item. Each party shall keep its own records upon which a "true-up" can be based and any final payment from one party to the other shall be in an amount agreed upon by the Parties based on such records. In the event of any disagreement as between the records or the Parties regarding the amount of such "true-up," the Parties agree that the body having jurisdiction over the matter for the affected states shall be called upon to resolve such differences or that they will submit the matter to commercial arbitration in accordance with the terms contained in Section XXV of the Interconnection Agreement.

         3. The Parties agree that they may continue to negotiate as appropriate in an effort to obtain final prices for each of these items, but in the event that no such agreement is reached within six (6) months of this Amendment (which time can be extended by mutual agreement of the Parties) either party may petition the public service commission or other regulatory body to resolve such disputes and to determine final rates for each of the items covered by this Amendment. Alternatively, upon their mutual agreement, the parties may submit the matter to commercial arbitration in accordance with the terms contained in
Article XIV of the Interconnection Agreement.

         4. Any final order that forms the basis of a "true-up" under this Amendment shall meet the following criteria:

                (a) It shall be in a proceeding to which Cybernet Group and BellSouth are entitled to be full parties to the proceeding.

                (b) It shall apply the provisions of the Telecommunications
Act of 1996, including, but not limited to, Section 252(d)(1) and all effective implementing rules and regulations; provided that said Act and such regulations are in effect at the time of the final order.

                (c) It shall include as an issue the geographic deaveraging of unbundled element rates, which deaveraged rates, if any are required by said final order, shall form the basis of any "true-up."

         5. The Parties further agree that the rates for number portability identified in Attachment D to the Interconnection Agreement will be retroactively "trued-up" to the effective date of the Interconnection Agreement in the event that different rates for number portability are established by mutual agreement of the parties, regulatory action, judicial order, or by selection of a lower rate for number portability pursuant to the "most favorable provisions" contained in Section XXII of the Interconnection Agreement.

         6. The Parties agree that all of the other provisions of the Interconnection Agreement, dated 4/15, 1997, shall remain in full force and effect. Nothing in this Amendment shall in any way limit Cybernet Group's ability to select substitute rates for local loops, loop cross connects, or loop channelization pursuant to the terms of Section XXII of the Interconnection Agreement relating to "most favorable" treatment.

         7. The Parties further agree that either or both of the Parties is authorized to submit this Amendment to the appropriate state public service commission or other regulatory body having jurisdiction over the subject matter of this Amendment, for approval subject to Section 252(e) of the federal Telecommunications Act of 1996.

         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized representatives on the date indicated below.

/s/ Robert Nyswaner                           /s/ Jerry D. Hendrix
---------------------------                   ---------------------------
CYBERNET GROUP                                BELLSOUTH TELECOMMUNICATIONS,
                                              INC.


                                       -2-
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By:                                            By:  Jerry D. Hendrix
   ----------------------------                   -----------------------------
Title:                                         Title:  Director
      -------------------------                      --------------------------
DATE:                                          DATE:  5/1/97
     --------------------------                     ---------------------------



                                     -3-
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                                 ATTACHMENT C-2

States:                         Alabama                           Florida                          Georgia

---------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------
Rate Elements                   Monthly      Nonrecurring*        Monthly      Nonrecurring*       Monthly       Nonrecurring*
---------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------
Unbundled Exchange
Access Loop**
      2-Wire Analog               $18.00               $55.20       $17.00              $44.80        $17.00              $25.80
      4-Wire Analog               $28.80               $55.20       $27.20              $44.80        $27.20              $25.80
      2-Wire ADSL/HDSL            $18.00               $55.20       $17.00              $44.80        $17.00              $25.80
      4-Wire HDSL                 $28.80               $55.20       $27.20              $44.80        $27.20              $25.80
      2-Wire ISDN Digital         $28.80               $55.20       $27.20              $44.80        $27.20              $25.00

Cross-Connects
      2-Wire Analog                $0.30               $18.40        $0.30              $15.20         $0.30              $12.60
      4-Wire Analog                $0.50               $18.40        $0.50              $15.20         $0.50              $12.60

Loop Channelization
      Equipment                  $400.00              $525.00      $400.00             $525.00       $400.00             $525.00
      Per Line                     $1.15                $8.00        $1.15               $8.00         $1.15               $8.00
---------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------


States:                         Kentucky

---------------------------- ------------ -------------------
Rate Elements                   Monthly      Nonrecurring*
---------------------------- ------------ -------------------
Unbundled Exchange
Access Loop**

      2-Wire Analog               $17.00              $58.40
      4-Wire Analog               $27.20              $58.40
      2-Wire ADSL/HDSL            $17.00              $58.40
      4-Wire HDSL                 $27.20              $58.40
      2-Wire ISDN Digital         $27.20              $58.40

Cross-Connects

      2-Wire Analog                $0.30              $16.00
      4-Wire Analog                $0.50              $16.00

Loop Channelization

      Equipment                  $400.00             $525.00
      Per Line                     $1.15               $8.00
---------------------------- ------------ -------------------

* These rates reflect 80% of the Business Service Connection Charge. If the Business Service Connection Charge is modified, this rate will become 80% of the revised rate.

 ** In the event that an unbundled loop ordered by DeltaCom is part of an Integrated Digital Loop Carrier (IDLC) system, the loop will by unbundled from the IDLC and provided to DeltaCom in accordance with the corresponding rates specified above.

                                 ATTACHMENT C-2

States:                        Louisiana                         Mississippi                      North Carolina

--------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------
Rate Elements                  Monthly      Nonrecurring*        Monthly      Nonrecurring*       Monthly       Nonrecurring*
--------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------
Unbundled Exchange
Access Loop**

      2-Wire Analog              $17.00               $68.00       $22.00              $53.36        $17.00              $33.00
      4-Wire Analog              $27.20               $68.00       $35.20              $53.36        $27.20              $33.00
      2-Wire ADSL/HDSL           $17.00               $68.00       $22.00              $53.36        $17.00              $33.00
      4-Wire HDSL                $27.20               $68.00       $35.20              $53.36        $27.20              $33.00
      2-Wire ISDN Digital        $27.20               $68.00       $35.20              $53.36        $27.20              $33.00

Cross-Connects

      2-Wire Analog               $0.30               $20.80        $0.30              $13.00         $0.30              $11.60
      4-Wire Analog               $0.50               $20.80        $0.50              $13.00         $0.50              $11.60

Loop Channelization

      Equipment                 $400.00              $525.00      $400.00             $525.00       $400.00             $525.00
      Per Line                    $1.15                $8.00        $1.15               $8.00         $1.15               $8.00
--------------------------- ------------ -------------------- ------------ ------------------- ------------- -------------------


States:                     South Carolina

--------------------------- ------------ -------------------
Rate Elements                  Monthly      Nonrecurring*
--------------------------- ------------ -------------------
Unbundled Exchange
Access Loop**

      2-Wire Analog              $18.00              $51.20
      4-Wire Analog              $28.80              $51.20
      2-Wire ADSL/HDSL           $18.00              $51.20
      4-Wire HDSL                $28.80              $51.20
      2-Wire ISDN Digital        $28.80              $51.20

Cross-Connects

      2-Wire Analog               $0.30               $8.00
      4-Wire Analog               $0.50               $8.00

Loop Channelization

      Equipment                 $400.00             $525.00
      Per Line                    $1.15               $8.00
--------------------------- ------------ -------------------

* These rates reflect 80% of the Business Service Connection Charge. If the Business Service Connection Charge is modified, this rate will become 80% of the revised rate.

** In the event that an unbundled loop ordered by DeltaCom is part of an Integrated Digital Loop Carrier (IDLC) system, the loop will by unbundled from the IDLC and provided to DeltaCom in accordance with the corresponding rates specified above.

                                 ATTACHMENT C-2

States:                              Tennessee

--------------------------------- ------------ --------------------
Rate Elements                        Monthly      Nonrecurring*
--------------------------------- ------------ --------------------
Unbundled Exchange
Access Loop**

      2-Wire Analog                    $18.00               $46.80
      4-Wire Analog                    $28.80               $46.80
      2-Wire ADSL/HDSL                 $18.00               $46.80
      4-Wire HDSL                      $28.80               $46.80
      2-Wire ISDN Digital              $28.80               $46.80

Cross-Connects

      2-Wire Analog                     $0.30               $19.20
      4-Wire Analog                     $0.50               $19.20

Loop Channelization

      Equipment                       $400.00              $525.00
      Per Line                          $1.15                $8.00
--------------------------------- ------------ --------------------


 * These rates reflect 80% of the Business Service Connection Charge. If the Business Service Connection Charge is modified, this rate will become 80% of the revised rate.

 ** In the event that an unbundled loop ordered by DeltaCom is part of an Integrated Digital Loop Carrier (IDLC) system, the loop will by unbundled from the IDLC and provided to DeltaCom in accordance with the corresponding rates specified above.